SEMI-ANNUAL REPORT    June 30, 2001


The Strong
International Equity
Funds

[PHOTO]

Strong Asia Pacific Fund
Strong Foreign MajorMarkets/SM/ Fund
Strong International Stock Fund
Strong Overseas Fund

[LOGO APPEARS HERE]

SEMI-ANNUAL REPORT    June 30, 2001


The Strong
International Equity
Funds


Table of Contents


Investment Reviews

         Strong Asia Pacific Fund .....................  2
         Strong Foreign MajorMarkets/SM/ Fund .........  4
         Strong International Stock Fund ..............  6
         Strong Overseas Fund .........................  8

Financial Information

         Schedules of Investments in Securities
             Strong Asia Pacific Fund ................. 10
             Strong Foreign MajorMarkets/SM/ Fund ..... 11
             Strong International Stock Fund .......... 11
             Strong Overseas Fund ..................... 12
         Statements of Assets and Liabilities ......... 14
         Statements of Operations ..................... 15
         Statements of Changes in Net Assets .......... 16
         Notes to Financial Statements ................ 18

Financial Highlights .................................. 22

A Few Words From Dick Strong

[PHOTO APPEARS HERE]

Take a step back and take another look

The 18-month period ending in March of 2000 will go down in the annals of financial history as a period of tremendous financial excess. The Nasdaq Index, which peaked in March of 2000 at 5049, fell to 1639 by April of 2001, a correction of over 68 percent! The pain from that fallout has been intense.

Despite the stock market correction, America is still the greatest economic power in the world. This power flows from our dedication to the principles of capitalism. Excesses do occur at both ends of the financial cycle, but in the end, our economic model is the greatest wealth creation machine ever devised. Adam Smith, the "Father of Capitalism," spoke about an "invisible hand" that is always at work promoting efficiency and growth. And it certainly was evident during the past few years.

During an economic correction any and all weaknesses are totally exposed. Economic washouts are unpleasant, but if you learn from that experience, correct your weaknesses, anticipate change, and plan for the future, there is an excellent chance that you will benefit handsomely in the next cycle.

At the present time, there is more than enough pessimism about the economy to go around. Because of the pain we have been through, it is easy to interpret most economic and financial data negatively. When you are in an environment like this, it is important to take a step back and dispassionately appraise your situation. Your investment strategy should be anchored in bedrock and consistent across a wide range of economic environments.

In 1999, the Federal Reserve Board wanted to slow the growth of the U.S. economy. One of the most effective tools at the Fed's disposal is the management of interest rates. As a central bank raises interest rates, the economy should slow and the financial markets will reflect reduced expectations.

As the Fed implemented its policy of interest rate hikes, many investors chose to look over the valley and ignore the near-term risks. This rosy attitude coupled with a financial bubble of historic magnitude resulted in a tremendous hangover.

So far in 2001, the Federal Reserve has reduced interest rates six times in an effort to reinvigorate the economy. Congress has passed a major tax cut and is refunding more than $38 billion to taxpayers. The price of oil has declined and the U.S. dollar has weakened, making our goods and services more attractive to our trading partners.

All of these factors are major financial and economic stimuli for the U.S. economy. As we mentioned in our April 30, 2000 annual report, to bet against the Fed in either direction is dangerous--for it holds almost all of the cards. When the Federal Reserve Board and most of our leaders want the economy to improve, they will move heaven and earth to make it happen.

At Strong, we believe that the U.S. financial markets may trade in a channel for a number of years as we work through the excesses that developed during the bubble of the late 1990s. Such an environment, should it develop, would be much different than the roaring 90s. Income generation (bonds), stock picking, and trading acumen could be the keys to success in this environment.

We believe the U.S. economy is fundamentally solid. The U.S. stock market has proven itself to be an excellent long-term investment vehicle. Just remember that over the long haul, the stock market reflects the moderate but consistent growth of wealth in America.

One of the key lessons of the last five years is that extreme movements of the stock market in either direction are aberrations. The key to your investment success is to have reasonable expectations and goals, and to stick to a realistic long-term plan to reach your goals.

                                 /s/ Dick Strong

Strong Asia Pacific Fund

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in stocks from companies located in Asia or the Pacific Basin. The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-93 to 6-30-01

                              [GRAPH APPEARS HERE]

                  The Strong                                 Lipper Pacific
  Date        Asia Pacific Fund          MSCI AP*         Region Funds Index*
 Dec 93           $10,000                $10,000               $10,000
 Jun 94            $9,840                 $8,772                $9,475
 Dec 94            $9,473                 $8,645                $9,847
 Jun 95            $9,469                 $9,141                $9,190
 Dec 95           $10,035                 $9,305                $9,729
 Jun 96           $11,105                $10,217               $10,342
 Dec 96           $10,246                $10,388                $9,994
 Jun 97           $10,648                $10,832               $10,671
 Dec 97            $7,071                 $6,835                $7,278
 Jun 98            $5,779                 $5,585                $6,463
 Dec 98            $6,849                 $6,533                $7,064
 Jun 99           $10,115                 $8,810                $9,380
 Dec 99           $13,426                 $9,789               $12,597
 Jun 00           $10,702                 $8,801               $10,782
 Dec 00            $8,466                 $6,855                $8,179
 Jun 01            $7,789                 $6,562                $7,610


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did the Fund perform?

A: The Fund had a fairly solid six months for the period ending June 30, 2001. The Fund underperformed its benchmark in the first quarter and outperformed it in the second quarter. In a hostile environment, however, forward progress is hard to achieve and hard to sustain. Our response wherever possible has been to position the Fund to preserve capital on the down days, avoiding at least some of the downdrafts, and to be ready and able to go on the offensive when the gloom lifts.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The past six months have focused attention on how severely Asia has been hurt by the general economic slowdown, and in particular, by the continued downturn in technology-based industries such as semiconductors and telecommunications.

     Gross Domestic Product (GDP) growth has slowed sharply in South Korea and Hong Kong. Japan is technically in a recession again, and both Thailand and Taiwan suffered negative GDP growth in the first quarter of 2001. The Asian economy of Singapore best encapsulates the damage done in Asia by global economic storms. Singapore is considered to be the best-managed and traditionally most-stable
2
     economy in the region. Because Singapore is export-driven and dependent on the technology sector, it is as vulnerable as any economy to the vagaries of world trade, despite a government with the most vision and integrity in Asia. The government originally forecasted growth of between 5 percent and 7 percent for this year, but after double-digit declines in both the first and second quarters of this year, the revised forecast for 2001 is now or a paltry 0.5 percent to 1.5 percent rate of growth.

     Weaker economic numbers in the region have also led to weaker Asian currencies, which have compounded the dollar-based stock-price losses for U.S. investors in Asian markets.

Q:   What investment strategies and techniques affected the Fund's performance?

A: The Fund pursued largely defensive strategies, though in rare instances we were able to take a more aggressive stance and achieve some useful capital gains. In Thailand, for example, we were able to take advantage of a few securities that had become clearly underpriced--most notably BEC World and Siam Cement--to make significant profits. Another example was in China, one of the few brighter spots in Asia, where China Unicom has risen more than 50 percent since our purchase of it earlier in the year.

     In the past six months we were typically more cautious, especially in South Korea, Hong Kong, and Taiwan. We have maintained low exposures in all of these markets and also cut back on Japan over the past three months, as the much-needed reforms of new Prime Minister Koizumi have yet to bear fruit. We have had above-benchmark weightings in Thailand, which worked out well. Indonesia, which despite political tension, did show significant gains in one of our two investments there. However, Singapore hurt the Fund for the reasons outlined earlier.

     The Fund benefited from very low technology exposure. We spent most of the period with little or no position in semiconductors or telecommunications companies, with the painful exception of being in a couple of holdings in India that continued to decrease.

Q:   What is your outlook regarding the future of the markets?

A: Most observers now believe we are close to a bottom of the economic cycle in Asia. This would be the stage at which investors start looking ahead to the next upturn. Similarly, in terms of stock prices, the technical turnaround seems to be close. There is still some risk that news could get considerably worse, even from here, but if it does not, prices could bounce back up quite sharply at any time. We intend to stay positioned to benefit from any such rally.

     Thank you for your investment and continued confidence in the Strong Asia Pacific Fund.

     Anthony L.T. Cragg
     Portfolio Manager

Average Annual Total Returns
As of 6-30-01
----------------------------

  1-year           -27.22%
  3-year            10.46%
  5-year            -6.85%
  Since Inception   -3.28%
  (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.


An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AP is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.-dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign Major Markets/SM/ Fund
================================================================================
Effective 5-14-01, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

Your Fund's Approach

The Strong Foreign MajorMarkets/SM/ Fund seeks capital growth. The Fund invests primarily in stocks issued by companies in the countries represented in the MSCI EAFE Index.* The Fund's managers employ a disciplined, quantitative approach to identify undervalued foreign stocks. The managers then analyze these stocks to make final selections. To manage foreign currency risk, the managers may hedge a portion of the Fund's exposure to currency fluctuations.

                    Growth of an Assumed $10,000 Investment
                            From 6-30-98 to 6-30-01

                              [GRAPH APPEARS HERE]

               The Strong Foreign                        Lipper International
  Date       MajorMarkets/SM/ Fund        MSCI EAFE*          Funds Index*
 Jun 98           $10,000                 $10,000             $10,000
 Sep 98            $8,470                  $8,579              $8,422
 Dec 98            $9,980                 $10,351              $9,728
 Mar 99            $9,900                 $10,495              $9,853
 Jun 99           $11,060                 $10,762             $10,400
 Sep 99           $11,260                 $11,234             $10,750
 Dec 99           $14,211                 $13,142             $13,409
 Mar 00           $14,384                 $13,128             $13,491
 Jun 00           $13,021                 $12,608             $12,857
 Sep 00           $11,399                 $11,591             $11,914
 Dec 00           $10,577                 $11,280             $11,435
 Mar 01            $9,171                  $9,734              $9,943
 Jun 01            $9,258                  $9,632             $10,002


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: The Fund outperformed its benchmark, the MSCI EAFE Index, over the six-month period of 2001. In the second quarter, while the index posted a loss, the Fund's return posted a gain.

     All major world markets declined significantly in the initial six month period, as a slower global growth environment took hold. In addition, the dollar continued its strengthening trend against the yen, euro, British pound, and other key currencies, thus extending losses for U.S.-based investors. The Fund outperformed due to the more conservative investment profile adopted over the course of the six months, including reduced exposure to the information technology and telecommunications services companies, and increased emphasis on consumer staples.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: Economies around the world faced slowing growth, with interest-rate cuts doing little to stem the economic slide. As a result, analysts brought earnings estimates down, and stock prices corrected significantly. The hardest-hit sectors were information technology and telecommunications services. Among the major regions, the biggest decline was in the European market, largely because of high investor expectations.

     Japan's market was also volatile throughout the period. Its economy slipped back into a recession by the end of June 2001, yet earnings-growth forecasts for corporate Japan remain higher than those for U.S. and European companies. The newly elected Prime Minister, Junichiro Koizumi, offered hope for renewed efforts toward social and political reforms. Low expectations set the stage for possible positive surprises before the year is out, particularly in light of corporate restructuring initiatives, improved valuations, and the weak yen.

Q:   What investment strategies and techniques affected the Fund's performance?

A: Over the past six months, and in the past two months in particular, the Fund's holdings were repositioned to create a core international portfolio with a more moderate risk profile. We added to our holdings in defensive sectors such as consumer staples, health care, and utilities, while we continued to scale back positions in information technology and telecommunications services.

     In the unsettled market environment, we sought to identify companies with focused operations, strong balance sheets, and moderate execution risk. This approach led us to include in our top holdings diverse companies such as Nintendo of Japan, Royal Bank of Scotland, and Groupe Danone of France. We sold or reduced exposure to companies with limited cash flow, large financing needs, and high sensitivity to the global slowdown. Perhaps most notable was the decision to sell Nokia of Finland before the most recent earnings disappointment.

Q:   What is your outlook regarding the future of the markets?

A: We believe the global economy will be slow to respond to interest-rate cuts due to the capacity overhang in many industries. Ultimately, however, the coordinated effort to lower interest rates by the world's major economies should bring economic relief. In the meantime, investors should not underestimate the long-term potential benefits of economic and fiscal reforms introduced around the world, including tax cuts, pension plan changes, and corporate restructuring efforts.

     Thank you for your investment in the Strong Foreign MajorMarkets/SM/ Fund.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-01
----------------------------
   1-year            -28.90%
   3-year             -2.54%
   Since Inception    -2.54%
   (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Stock Fund
================================================================================
Effective 5-14-01, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

Your Fund's Approach

The Strong International Stock Fund seeks capital growth. The Fund selects stocks from any foreign country. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

                    Growth of an Assumed $10,000 Investment
                             From 3-4-92 to 6-30-01

                              [GRAPH APPEARS HERE]

                   The Strong                           Lipper International
 Date        International Stock Fund   MSCI EAFE*           Funds Index*
 Feb 92            $10,000              $10,000              $10,000
 Dec 92             $9,819               $9,484               $9,495
 Dec 93            $14,508              $12,572              $13,215
 Dec 94            $14,282              $13,550              $13,118
 Dec 95            $15,399              $15,069              $14,433
 Dec 96            $16,660              $15,980              $16,515
 Dec 97            $14,294              $16,264              $17,712
 Dec 98            $13,287              $19,516              $19,955
 Dec 99            $25,600              $24,779              $27,504
 Dec 00            $16,223              $21,268              $23,456
 Jun 01            $13,923              $18,161              $20,516


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of March 1992.

Q:   How did the Fund perform?

A: The Fund outperformed the MSCI EAFE Index during the first six months of the year 2001, particularly during the year's second quarter. In this six-month period, all major world markets declined significantly in the face of slower global economic growth. Exacerbating these declines for U.S.-based investors was the dollar's continued strength relative to other major currencies. In this challenging environment, the Fund was able to outperform due to a more conservative investment profile adopted in recent months.

Q: What market conditions, events, and other factors affected the Fund's performance?

A: Rising energy prices, declining capital expenditures, and sluggish consumer spending slowed economic growth around the globe. Interest-rate cuts from major central banks did little to stem the economic slide. This led to lowered estimates for corporate earnings, with a predictable negative effect on stock valuations. Information technology and telecommunications services stocks took the biggest hit among sectors, while among the major regions, Europe fell the hardest.

     Japan's market was also volatile throughout the period. Japan's economy slipped back into a recession by the end of June 2001, although earnings-growth forecasts remain higher than for the U.S. or Europe. The newly elected Prime Minister, Junichiro Koizumi, offered hope for renewed efforts toward social and political reforms. Given the very low expectations for Japan, and past disappointments with government leadership, the country may be poised for positive surprises by the end of this year.

Q:   What investment strategies and techniques affected the Fund's performance?

A: After assuming management of this portfolio, we repositioned the Fund to represent a better core international portfolio with a more moderate-risk profile. This involved reducing significant overweighted positions in Hong Kong and Switzerland, and adding to the holdings in Germany and Japan. We added increased investments in defensive sectors such as consumer staples, health care, and utilities, while cutting back further on volatile information technology and telecommunications services stocks.

     In the volatile market environment, our strategy was simple: emphasize companies with focused operations, strong balance sheets, and moderate execution risk. Several of the Fund's top holdings reflect these characteristics, in our opinion, including Nintendo of Japan, Royal Bank of Scotland, and Groupe Danone of France. Among the companies we removed from the portfolio are those with limited cash flow, large financing needs, and a high degree of sensitivity to the economic slowdown. A notable removal from the Fund was Nokia of Finland, which we sold before the company's latest earnings disappointment.

Q:   What is your outlook for the future of the markets?

A: We believe the global economy will be slow to respond to recent interest-rate cuts as capacity continues to outstrip demand in many industries. Ultimately, however, we believe that the coordinated effort among the world's leading central banks to lower interest rates will eventually lead to economic relief. In addition, we believe that stocks stand to benefit from the long-term potential of economic and fiscal reforms around the world, including tax cuts, pension plan changes, and corporate restructuring efforts.

     We thank you for your continued investment in the Strong International Stock Fund.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-01
-----------------------------
   1-year          -39.61%
   3-year           -2.54%
   5-year           -4.69%
   Since Inception   3.61%
   (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.


An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of the major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
================================================================================
Effective 5-14-01, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests in stocks from ten or more foreign countries. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders. At times, the Fund may take larger positions in companies and countries that may present greater potential investment opportunities.


                    Growth of an Assumed $10,000 Investment
                            From 6-30-98 to 6-30-01

                              [GRAPH APPEARS HERE]

                   The Strong                              Lipper International
 Date             Overseas Fund           MSCI EAFE*            Funds Index*
 Jun 98            $10,000                $10,000               $10,000
 Sep 98             $8,370                 $8,579                $8,422
 Dec 98            $10,460                $10,351                $9,728
 Mar 99            $11,410                $10,495                $9,853
 Jun 99            $12,240                $10,762               $10,400
 Sep 99            $13,380                $11,234               $10,750
 Dec 99            $20,530                $13,142               $13,409
 Mar 00            $21,610                $13,128               $13,491
 Jun 00            $19,040                $12,608               $12,857
 Sep 00            $16,280                $11,591               $11,914
 Dec 00            $13,660                $11,280               $11,435
 Mar 01            $11,760                 $9,734                $9,943
 Jun 01            $11,980                 $9,632               $10,002


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions.
Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: The Fund outperformed its benchmark, the MSCI EAFE Index, for the first six months of 2001. Better performance was particularly visible in the second quarter when the benchmark index declined, while the Fund's return was positive. The six-month period saw all major world markets decline in response to slowing economic growth worldwide. The dollar continued to strengthen against other currencies, cutting further into returns for U.S.-based international investors.

     The Fund's outperformance was largely the result of adopting a more conservative profile for the portfolio. This included reducing the Fund's exposure to technology and telecommunications services stocks, and increasing positions in defensive sectors, including consumer staples.

Q: What market conditions, events, and other factors affected the Fund's performance?

A: Rising energy prices, falling capital expenditures, and sluggish consumer spending trends contributed to a global economic slowdown. Interest-rate cuts from central banks had little impact. This environment led analysts to cut earnings estimates, which in turn triggered significant stock-price corrections. In particular, information technology and telecommunications stocks have fallen far from their previously lofty positions.

     Europe, which many investors had hoped would be more resilient in the face of slowing global growth, proved in fact to be vulnerable. Because expectations had been higher, the region was perhaps the hardest hit. Japan also proved a difficult market throughout the period. The newly elected Prime Minister, Junichiro Koizumi, offered hope for renewed efforts toward social and political reforms. Given previous disappointments, expectations for Japan are quite low--setting the stage for possible positive surprises before the year is out.

Q:   What investment strategies and techniques affected the Fund's performance?

A: Over the past six months, and especially in the past two months, we have repositioned the portfolio to create a core international portfolio with a more moderate risk profile. In addition to making sector changes, we reduced significantly overweighted positions in Hong Kong and Switzerland, and built positions in previously underweighted holdings in Germany and Japan.

     In the unsettled market environment, our strategy was simple: identify companies with focused operations, strong balance sheets, and moderate execution risk. Companies that meet these criteria include our top holdings in Nintendo of Japan, Royal Bank of Scotland, and Groupe Danone of France. We sought to decrease holdings in companies with deteriorating fundamentals, leading us to sell former top-ten holding Nokia of Finland before that firm's most recent earnings disappointment.

Q:   What is your outlook for the future of the market?

A: We believe it will take time for the global economy to respond to interest-rate cuts, as many industries remain plagued by excess capacity relative to demand. The coordinated effort by the world's central banks to lower interest rates should, however, ultimately bring economic relief. In addition, the long-term potential benefits of economic and fiscal reforms introduced around the world should not be underestimated.

     We appreciate your investment in the Strong Overseas Fund and are dedicated to identifying investment opportunities around the globe.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager


Average Annual Total Returns
As of 6-30-01
----------------------------
   1-year            -37.08%
   3-year              6.21%
   Since Inception     6.21%
   (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                            STRONG ASIA PACIFIC FUND


                                                       Shares or
                                                       Principal       Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 81.6%
Australia 11.8%
BHP Billtion, Ltd. (b)                                     90,823   $   493,305
BMCMedia.com, Ltd. (b)                                  4,800,000       367,200
Coca-Cola Amatil, Ltd.                                    250,000       612,000
MIM Holdings, Ltd.                                      1,150,000       703,800
Norwood Abbey, Ltd. (b)                                 1,109,000       420,799
Novogen, Ltd. (b)                                         120,000       135,252
Qantas Airways, Ltd.                                      390,000       696,150
Renewable Energy Corporation, Ltd. (b)                    580,000       668,508
Sons of Gwalia, Ltd.                                      101,706       470,462
Sydney Aquarium, Ltd.                                     258,450       446,834
WMC, Ltd.                                                 180,000       879,444
                                                                    -----------
                                                                      5,893,754

China 4.3%
China Merchants Hai Hong Holdings                       1,220,000       922,880
Martin Currie China Heartland Fund, Ltd. (b)               63,000       741,510
PetroChina Company, Ltd.                                2,400,000       498,493
                                                                    -----------
                                                                      2,162,883

Hong Kong 4.1%
Amoy Properties, Ltd.                                     475,000       545,067
Cathay Pacific Airways, Ltd.                              400,000       541,060
China Unicom, Ltd. (b)                                    270,000       470,800
Hutchison Whampoa, Ltd.                                    50,000       504,840
                                                                    -----------
                                                                      2,061,767

India 2.8%
Aptech, Ltd.                                              160,000       302,362
Cipla, Ltd. (b)                                            21,000       510,945
India Capital Fund PCC (b)                                 30,792       265,427
Infosys Technologies, Ltd.                                  4,300       344,197
                                                                    -----------
                                                                      1,422,931

Indonesia 3.0%
Hanjaya Mandala Sampoerna Tbk PT                          650,000       916,740
United Tractors Tbk PT (b)                             18,000,000       601,054
                                                                    -----------
                                                                      1,517,794

Japan 19.7%
Fujitsu, Ltd.                                              50,000       525,387
Hitachi Zosen Corporation (b)                             720,000       681,479
Kao Corporation                                            34,000       845,432
Kirin Brewery Company, Ltd.                               110,000       936,151
Matsushita Electric Industrial Company, Ltd.
  Warrants, Expire 7/08/02                                    300        30,000
Mitsubishi Estate Company, Ltd.                            90,000       828,026
Mitsubishi Tokyo Financial Group, Inc. (b)                     88       734,098
Mizuho Holdings, Inc.                                         175       814,149
Murata Manufacturing Company, Inc.                          4,000       263,095
NEC Corporation                                            48,000       648,753
The Nikko Securities Company, Ltd.                        108,000       865,421
Nomura Securities Company, Ltd.                            52,000       996,872
Oriental Land Company, Ltd.                                13,000       965,589
Sony Corporation                                           11,000       723,510
                                                                    -----------
                                                                      9,857,962

Malaysia 3.1%
Berjaya Sports Toto BHD                                   212,000       214,260
Genesis Malaysia Maju Fund, Ltd. (b)                       44,000       726,000
Malaysia International Shipping BHD                       188,000       336,465
Sime Darby BHD                                            261,000       272,025
                                                                    -----------
                                                                      1,548,750

New Zealand 3.1%
Auckland International Airport, Ltd.                      320,000       493,331
Guinness Peat Group PLC                                 1,474,848     1,059,072
                                                                    -----------
                                                                      1,552,403

Philippines 4.2%
ABS-CBN Holdings Corporation                              590,000       451,243
Ayala Land, Inc.                                        5,800,000       587,763
Bank of the Philippine Islands                            450,000       628,107
SM Prime Holdings, Inc.                                 3,500,000       414,914
                                                                    -----------
                                                                      2,082,027

Singapore 8.5%
DBS Group Holdings, Ltd.                                   70,000       514,536
Fraser & Neave, Ltd.                                      175,000       763,165
Keppel Capital Holdings, Ltd.                             300,000       575,974
Keppel Land, Ltd.                                         650,000       816,511
Neptune Orient Lines, Ltd. (b)                            600,000       460,779
SembCorp Industries, Ltd.                                 600,000       529,896
Singapore Telecommunications, Ltd.                        600,000       625,343
                                                                    -----------
                                                                      4,286,204

South Korea 3.5%
Good Morning Securities Company (b)                       195,000       773,691
Koram Bank (b)                                             80,000       539,291
Trigem Computer, Inc.                                     100,000       459,168
                                                                    -----------
                                                                      1,772,150

Taiwan 3.8%
Quanta Computer, Inc. (b)                                 165,000       561,518
Taiwan Opportunities Fund, Ltd. (b)                        80,000       658,400
United Microelectronics Corporation ADR (b)                77,000       685,300
                                                                    -----------
                                                                      1,905,218

Thailand 9.7%
Advanced Info Service Public Company, Ltd.                 50,000       532,479
BEC World PCL                                             130,000       695,095
Bangkok Bank PCL (b)                                      840,000       853,734
Golden Land Property Development PCL (b)                3,761,100       432,119
Hana Microelectronics PCL                                 276,000       429,916
Kiatnakin Finance PCL                                   1,700,000       788,776
Siam Cement PCL (b)                                        70,000       757,844
Siam Investment Fund (b)                                   74,000       351,870
                                                                    ------------
                                                                      4,841,833
-------------------------------------------------------------------------------
Total Common Stocks (Cost $41,972,206)                               40,905,676
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.5%
Repurchase Agreements 7.5%
United States
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $3,746,893);
  Collateralized by: United States Government &
  Agency Issues (e)                                   $ 3,745,800     3,745,800

Warrants 0.0%
Japan
Fujitsu, Ltd./Macquarie, Expire 9/17/01                       800         2,000
Murata Manufacturing Company, Expire 9/19/01                1,200         3,000
Sony Corporation, Expire 8/11/01                            1,800         4,500
                                                                    ------------
                                                                          9,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,331,425)                        3,755,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $48,303,631) 89.1%             44,660,976
Other Assets and Liabilities, Net 10.9%                               5,483,211
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $50,144,187
===============================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                                             Unrealized
                         Settlement Date   Value in USD     Appreciation
--------------------------------------------------------------------------------
Sold:
254,277,500       JPY       12/26/01        $2,079,639         $46,249

                        STRONG FOREIGN MAJORMARKETS FUND

                                                       Shares or
                                                       Principal       Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 86.0%
Australia 3.6%
BHP Billiton, Ltd. (b)                                   7,021     $  38,135
Foster's Brewing Group, Ltd.                            20,000        55,896
News Corporation, Ltd.                                   4,000        36,759
                                                                   ---------
                                                                     130,790

France 14.4%
Accor SA                                                 1,500        63,514
Axa                                                      1,400        40,015
Groupe Danone                                            1,100       151,457
Suez SA                                                  3,200       103,287
TotalFinaElf SA                                            500        70,245
TotalFinaElf SA Sponsored ADR                              600        42,120
Vivendi Universal SA                                       400        23,393
Vivendi Universal SA Sponsored ADR                         500        29,000
                                                                   ---------
                                                                     523,031

Germany 8.1%
Adidas-Salomon AG                                          600        36,490
Allianz AG                                                 300        88,346
Dresdner Bank AG                                           800        36,626
E.On AG                                                    800        41,994
Muenchener Rueckversicherungs-
  Gesellschaft AG - Registered Shares                      200        56,315
Siemens AG                                                 600        36,439
                                                                   ---------
                                                                     296,210

Hong Kong 3.6%
Cheung Kong Holdings, Ltd.                               4,000        43,593
China Mobile, Ltd. Sponsored ADR (b)                     1,600        42,864
HSBC Holdings PLC                                        3,700        43,762
                                                                   ---------
                                                                     130,219

Ireland 4.3%
Elan Corporation PLC Sponsored ADR (b)                   1,700       103,700
Ryanair Holdings PLC ADR (b)                             1,000        51,950
                                                                   ---------
                                                                     155,650

Italy 3.4%
ENI Spa                                                  4,500        55,194
IntesaBCI Spa                                           10,000        35,590
San Paolo - IMI Spa                                      2,700        34,905
                                                                   ---------
                                                                     125,689

Japan 14.0%
Canon, Inc.                                              1,000        40,427
Fuji Photo Film                                          1,000        43,154
JAPAN TELECOM COMPANY, LTD                                   2        41,550
Konami Company, Ltd.                                       800        36,512
Mitsubishi Heavy Industries, Ltd.                        9,000        41,076
The Nikko Securities Company, Ltd.                       5,000        40,066
Nintendo Company, Ltd.                                     500        91,040
SECOM COMPANY, LTD                                       1,000        55,827
SEVEN-ELEVEN JAPAN COMPANY, LTD                          1,000        39,063
Toyota Motor Corporation                                 1,500        52,820
USHIO, INC                                               2,000        27,448
                                                                   ---------
                                                                     508,983

Netherlands 6.2%
Koninklijke Ahold NV                                     2,000        62,856
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                         2,000        52,860
Royal Dutch Petroleum Company                            1,200        69,924
STMicroelectronics NV                                      600        20,895
STMicroelectronics NV - New York Registry Shares           600        20,400
                                                                   ---------
                                                                     226,935

Singapore 1.2%
DBS Group Holdings, Ltd.                                 6,000        44,103

Spain 3.0%
Banco Santander Central Hispano SA                       1,000         9,089
Banco Santander Central Hispano SA Sponsored ADR         5,740        52,751
Telefonica SA (b)                                           33           408
Telefonica SA Sponsored ADR (b)                          1,251        46,587
                                                                   ---------
                                                                     108,835

Sweden 0.5%
Ericsson (LM) Telephone Company ADR Class B              3,500        18,970

Switzerland 7.3%
Adecco SA ADR                                            2,500        29,825
Julius Baer Holding, Ltd. `B Shares'                        20        77,090
Nestle SA                                                  400        85,173
Novartis AG Sponsored ADR                                2,000        72,300
                                                                   ---------
                                                                     264,388

United Kingdom 16.4%
ARM Holdings PLC Sponsored ADR (b)                       2,000        23,800
Amvescap PLC                                             3,500        61,185
BP PLC Sponsored ADR                                     1,100        54,835
Boots Company PLC                                        7,500        63,804
Compass Group PLC (b)                                    5,200        41,882
Diageo PLC                                               5,500        60,725
GlaxoSmithKline PLC                                          3            85
GlaxoSmithKline PLC Sponsored ADR                        1,100        61,820
Lloyds TSB Group PLC                                     4,700        47,335
Michael Page International PLC (b)                      12,000        23,780
NDS Group PLC Sponsored ADR (b)                          1,000        33,900
Royal Bank of Scotland PLC                               4,000        88,724
Vodafone Group PLC                                      15,000        33,441
                                                                   ---------
                                                                     595,316
----------------------------------------------------------------------------
Total Common Stocks (Cost $3,318,491)                              3,129,119
----------------------------------------------------------------------------
Short-Term Investments (a) 15.0%
Repurchase Agreements
United States
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $543,558);
  Collateralized by: United States Government
  & Agency Issues (e)                                 $543,400       543,400
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $543,400)                         543,400
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments in Securities (Cost $3,861,891) 101.0%           3,672,519
Other Assets and Liabilities, Net (1.0%)                             (35,900)
----------------------------------------------------------------------------
Net Assets 100.0%                                                 $3,636,619
============================================================================

--------------------------------------------------------------------------------
                        STRONG INTERNATIONAL STOCK FUND

                                                          Shares or
                                                          Principal     Value
                                                          Amount      (Note 2)
-------------------------------------------------------------------------------
Common Stocks 79.9%
Australia 3.2%
BHP Billiton, Ltd. (b)                                    169,338    $  919,759
Foster's Brewing Group, Ltd.                              430,000     1,201,764
News Corporation, Ltd.                                     98,000       900,590
                                                                     ----------
                                                                      3,022,113

France 9.3%
Accor SA                                                   31,500     1,333,792
Axa                                                        29,500       843,178
Groupe Danone                                               6,800       936,277
Suez SA                                                    67,000     2,162,572

--------------------------------------------------------------------------------
                   STRONG INTERNATIONAL STOCK FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
TotalFinaElf SA                                          9,800     $ 1,376,810
TotalFinaElf SA Sponsored ADR                           10,800         758,160
Vivendi Universal SA                                     9,600         561,419
Vivendi Universal SA Sponsored ADR                      11,200         649,600
                                                                   -----------
                                                                     8,621,808

Germany 6.8%
Adidas-Salomon AG                                       14,700         894,011
Allianz AG                                               5,800       1,708,025
Dresdner Bank AG                                        21,000         961,436
E.On AG                                                 19,000         997,366
Muenchener Rueckversicherungs-
  Gesellschaft AG - Registered Shares                    3,300         929,201
Siemens AG                                              13,000         789,517
                                                                   -----------
                                                                     6,279,556

Hong Kong 3.5%
Cheung Kong Holdings, Ltd.                              98,000       1,068,017
China Mobile, Ltd. Sponsored ADR (b)                    38,300       1,026,057
HSBC Holdings PLC                                       96,000       1,135,457
                                                                   -----------
                                                                     3,229,531

India 0.0%
UTI-Mastergrowth 93 Fund (b)                             1,200             338

Ireland 4.9%
Connemara Green Marble Quarries PLC
  (Acquired 11/21/96-1/20/97;
  Cost $635,000) (b) (c) (d)                            50,800         635,000
Connemara Green Marble Quarries PLC Warrants,
  Expire 9/30/02 (Acquired 11/21/96;
  Cost $0) (b) (c) (d)                                   8,000               0
Elan Corporation PLC Sponsored ADR (b)                  42,000       2,562,000
Ryanair Holdings PLC ADR (b)                            26,000       1,350,700
                                                                   -----------
                                                                     4,547,700

Italy 3.2%
ENI Spa                                                105,000       1,287,860
IntesaBCI Spa                                          235,000         836,362
San Paolo - IMI Spa                                     65,000         840,311
                                                                   -----------
                                                                     2,964,533

Japan 12.5%
Canon, Inc.                                             28,000       1,131,948
Fuji Photo Film                                         23,000         992,540
JAPAN TELECOM COMPANY, LTD                                  41         851,769
Konami Company, Ltd.                                    18,000         821,529
Mitsubishi Heavy Industries, Ltd.                      212,000         967,578
The Nikko Securities Company, Ltd.                     127,000       1,017,671
Nintendo Company, Ltd.                                  11,000       2,002,888
SECOM COMPANY, LTD                                      16,000         893,238
SEVEN-ELEVEN JAPAN COMPANY, LTD                         23,000         898,452
Toyota Motor Corporation                                36,000       1,267,667
USHIO, INC                                              55,000         754,833
                                                                   -----------
                                                                    11,600,113

Mexico 3.2%
America Movil SA de CV                                 460,000         483,942
Telefonos de Mexico SA de CV                           550,000         961,739
Wal-Mart de Mexico SA de CV                            560,000       1,513,178
                                                                   -----------
                                                                     2,958,859

Netherlands 5.5%
Koninklijke Ahold NV                                    43,000       1,351,395
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                        43,000       1,136,490
Royal Dutch Petroleum Company                           27,000       1,573,290
STMicroelectronics NV                                   12,000         417,905
STMicroelectronics NV - New York Registry Shares        17,800         605,200
                                                                   -----------
                                                                     5,084,280

Singapore 1.0%
DBS Group Holdings, Ltd.                               134,000         984,970

South Korea 0.8%
Korea Telecom Corporation Sponsored ADR                 34,700         762,706

Spain 2.7%
Banco Santander Central Hispano SA                      74,000         672,555
Banco Santander Central Hispano SA
  Sponsored ADR                                         85,696         787,546
Telefonica SA (b)                                        2,264          27,999
Telefonica SA Sponsored ADR (b)                         28,140       1,047,934
                                                                   -----------
                                                                     2,536,034

Sweden 0.4%
Ericsson (LM) Telephone Company ADR Class B             75,000         406,500

Switzerland 6.7%
Adecco SA                                               16,950         799,314
Adecco SA ADR                                           15,000         178,950
Julius Baer Holding, Ltd. `B Shares'                       440       1,695,987
Nestle SA                                                9,000       1,916,388
Novartis AG Sponsored ADR                               44,800       1,619,520
                                                                   -----------
                                                                     6,210,159

Taiwan 1.2%
ASE Test, Ltd. (b)                                      84,000       1,074,360

United Kingdom 15.0%
ARM Holdings PLC Sponsored ADR (b)                      47,000         559,300
Amvescap PLC                                            80,000       1,398,514
BP PLC Sponsored ADR                                    27,000       1,345,950
Boots Company PLC                                      170,000       1,446,216
Compass Group PLC (b)                                  122,400         985,833
Diageo PLC                                             125,800       1,388,945
GlaxoSmithKline PLC Sponsored ADR                       24,500       1,376,900
Lloyds TSB Group PLC                                   109,300       1,100,791
Michael Page International PLC (b)                     280,100         555,074
NDS Group PLC Sponsored ADR (b)                         23,000         779,700
Royal Bank of Scotland PLC                             100,000       2,218,089
Vodafone Group PLC                                     330,000         735,706
                                                                   -----------
                                                                    13,891,018
------------------------------------------------------------------------------
Total Common Stocks (Cost $80,249,523)                              74,174,578
------------------------------------------------------------------------------
Short-Term Investments (a) 19.2%
Repurchase Agreements
United States
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $17,835,701);
  Collateralized by: United States Government
  & Agency Issues (e)                              $17,830,500      17,830,500
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $17,830,500)                     17,830,500
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $98,080,023) 99.1%            92,005,078
Other Assets and Liabilities, Net 0.9%                                 783,824
------------------------------------------------------------------------------
Net Assets 100.0%                                                  $92,788,902
==============================================================================

                              STRONG OVERSEAS FUND

                                                        Shares or
                                                        Principal     Value
                                                        Amount      (Note 2)
-------------------------------------------------------------------------------
Common Stocks 84.8%
Australia 3.4%
BHP Billiton, Ltd. (b)                                   57,822     $  314,060
Foster's Brewing Group, Ltd.                            145,000        405,246
News Corporation, Ltd.                                   33,000        303,260
                                                                    ----------
                                                                     1,022,566

                                                        Shares or
                                                        Principal     Value
                                                        Amount      (Note 2)
-------------------------------------------------------------------------------

France 11.5%
Accor SA                                                   11,100   $   470,003
Axa                                                         9,700       277,248
Groupe Danone                                               6,000       826,126
Suez SA                                                    22,500       726,237
TotalFinaElf SA                                             3,100       435,521
TotalFinaElf SA Sponsored ADR                               4,000       280,800
Vivendi Universal SA                                        3,300       192,988
Vivendi Universal SA Sponsored ADR                          3,700       214,600
                                                                    -----------
                                                                      3,423,523

Germany 7.1%
Adidas-Salomon AG                                           4,900       298,004
Allianz AG                                                  2,000       588,974
Dresdner Bank AG                                            7,000       320,479
E.On AG                                                     6,400       335,955
Muenchener Rueckversicherungs-
  Gesellschaft AG - Registered Shares                       1,100       309,734
Siemens AG                                                  4,200       255,075
                                                                    -----------
                                                                      2,108,221

Hong Kong 3.7%
Cheung Kong Holdings, Ltd.                                 33,000       359,638
China Mobile, Ltd. Sponsored ADR (b)                       13,000       348,270
HSBC Holdings PLC                                          33,000       390,313
                                                                    -----------
                                                                      1,098,221

Ireland 4.4%
Elan Corporation PLC Sponsored ADR (b)                     14,000       854,000
Ryanair Holdings PLC ADR (b)                                8,700       451,965
                                                                    -----------
                                                                      1,305,965

Italy 3.4%
ENI Spa                                                    35,500       435,419
IntesaBCI Spa                                              80,000       284,719
San Paolo - IMI Spa                                        22,000       284,413
                                                                    -----------
                                                                      1,004,551

Japan 13.3%
Canon, Inc.                                                10,000       404,267
Fuji Photo Film                                             8,000       345,231
JAPAN TELECOM COMPANY, LTD                                     14       290,848
Konami Company, Ltd.                                        6,000       273,843
Mitsubishi Heavy Industries, Ltd.                          72,000       328,612
The Nikko Securities Company, Ltd.                         43,000       344,566
Nintendo Company, Ltd.                                      3,700       673,699
SECOM COMPANY, LTD                                          5,500       307,051
SEVEN-ELEVEN JAPAN COMPANY, LTD                             8,000       312,505
Toyota Motor Corporation                                   12,000       422,556
USHIO, INC                                                 19,000       260,760
                                                                    -----------
                                                                      3,963,938

Mexico 3.4%
America Movil SA de CV                                    160,000       168,328
Telefonos de Mexico SA de CV                              190,000       332,237
Wal-Mart de Mexico SA de CV                               190,000       513,400
                                                                    -----------
                                                                      1,013,965

Netherlands 5.8%
Koninklijke Ahold NV                                       15,000       471,417
Koninklijke Philips Electronics NV
  Sponsored ADR - New York Registry Shares                 15,000       396,450
Royal Dutch Petroleum Company                               9,000       524,430
STMicroelectronics NV                                       4,300       149,749
STMicroelectronics NV - New York Registry Shares            6,000       204,000
                                                                    -----------
                                                                      1,746,046

Singapore 1.1%
DBS Group Holdings, Ltd.                                   46,000       338,124

South Korea 0.9%
Korea Telecom Corporation Sponsored ADR                    12,000       263,760

Spain 2.9%
Banco Santander Central Hispano SA                         28,000       254,480
Banco Santander Central Hispano SA
  Sponsored ADR                                            26,494       243,480
Telefonica SA (b)                                             836        10,339
Telefonica SA Sponsored ADR (b)                             9,540       355,270
                                                                    -----------
                                                                        863,569

Sweden 0.4%
Ericsson (LM) Telephone Company ADR Class B                25,000       135,500

Switzerland 6.7%
Adecco SA                                                   5,000       235,786
Julius Baer Holding, Ltd. `B Shares'                          150       578,177
Nestle SA                                                   3,000       638,796
Novartis AG Sponsored ADR                                  15,000       542,250
                                                                    -----------
                                                                      1,995,009

Taiwan 1.2%
ASE Test, Ltd. (b)                                         29,000       370,910

United Kingdom 15.6%
ARM Holdings PLC Sponsored ADR (b)                         16,000       190,400
Amvescap PLC                                               27,000       471,998
BP PLC Sponsored ADR                                        8,800       438,680
Boots Company PLC                                          57,000       484,908
Compass Group PLC (b)                                      41,500       334,249
Diageo PLC                                                 42,600       470,342
GlaxoSmithKline PLC Sponsored ADR                           8,400       472,080
Lloyds TSB Group PLC                                       37,700       379,687
Michael Page International PLC (b)                         95,000       188,262
NDS Group PLC Sponsored ADR (b)                             7,700       261,030
Royal Bank of Scotland PLC                                 33,000       731,969
Vodafone Group PLC                                        112,000       249,694
                                                                    -----------
                                                                      4,673,299
-------------------------------------------------------------------------------
Total Common Stocks (Cost $27,151,900)                               25,327,167
-------------------------------------------------------------------------------
Short-Term Investments (a) 15.1%
Repurchase Agreements
United States
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $4,510,815);
  Collateralized by: United States Government
  & Agency Issues (e)                                 $ 4,509,500     4,509,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,509,500)                        4,509,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $31,661,400) 99.9%                                           29,836,667
Other Assets and Liabilities, Net 0.1%                                   21,783
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $29,858,450
===============================================================================


LEGEND

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.
(d)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(e)  See Note 2(I) of Notes to Financial statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                     (In Thousands, Except Per Share Amounts)

                                                                          Strong Foreign       Strong
                                                         Strong Asia       MajorMarkets     International     Strong Overseas
                                                         Pacific Fund          Fund           Stock Fund           Fund
                                                         ------------     --------------    -------------     ---------------
Assets:
  Investments in Securities, at Value (Including
    Repurchase Agreements of $3,746, $543,
    $17,831 and $4,510, respectively)
    Unaffiliated Issuers (Cost of $48,304, $3,862,
    $97,445 and $31,661, respectively)                       $44,661          $3,673          $ 91,370            $29,837
    Affiliated Issuers (Cost of $0, $0, $635 and
    $0, respectively)                                             --              --               635                 --
  Receivable for Securities and Forward Foreign Currency
    Contracts Sold                                               329              43               999                343
  Receivable for Fund Shares Sold                              5,247              --             1,622                247
  Dividends and Interest Receivable                              107              10               248                 92
  Other Assets                                                    25               7                18                 25
                                                             -------          ------          --------            -------
  Total Assets                                                50,369           3,733            94,892             30,544

Liabilities:
  Payable for Securities and Forward Foreign Currency
    Contracts Purchased                                          190              95             1,991                666
  Payable for Fund Shares Redeemed                                16              --                14                 14
  Accrued Operating Expenses and Other Liabilities                19               1                98                  6
                                                             -------          ------          --------            -------
  Total Liabilities                                              225              96             2,103                686
                                                             -------          ------          --------            -------
Net Assets                                                   $50,144          $3,637          $ 92,789            $29,858
                                                             =======          ======          ========            =======

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)              $63,738          $4,362          $131,757            $52,176
  Accumulated Net Investment Income (Loss)                    (1,341)             13               150                 41
  Accumulated Net Realized Loss                               (8,655)           (548)          (33,037)           (20,533)
  Net Unrealized Depreciation                                 (3,598)           (190)           (6,081)            (1,826)
                                                             -------          ------          --------            -------
  Net Assets                                                 $50,144          $3,637          $ 92,789            $29,858
                                                             =======          ======          ========            =======
Capital Shares Outstanding (Unlimited Number Authorized)       7,639             425             9,021              2,491

Net Asset Value Per Share                                      $6.56           $8.56            $10.29             $11.98
                                                               =====           =====            ======             ======

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                  (In Thousands)

                                                                                Strong Foreign       Strong
                                                                Strong Asia      MajorMarkets     International    Strong Overseas
                                                                Pacific Fund        Fund           Stock Fund           Fund
                                                                ------------    --------------    -------------    ---------------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding
     taxes of $45, $4, $109 and $40, respectively)                  $  495           $ 37             $ 1,057            $  390
   Interest                                                             63             12                 273                82
                                                                    ------           ----             -------            ------
   Total Income                                                        558             49               1,330               472

Expenses:
    Investment Advisory Fees                                           239             16                 480               169
    Custodian Fees                                                      69             31                  70                28
    Shareholder Servicing Costs                                        118             10                 234                90
    Professional Fees                                                   14              7                  21                 6
    Reports to Shareholders                                             66              6                 132                60
    Federal and State Registration Fees                                 15             13                  16                 8
    Other                                                               18              2                  12                 5
                                                                    ------           ----             -------            ------
    Total Expenses before Waivers and Absorptions                      539             85                 965               366
    Involuntary Expense Waivers and Absorptions                        (60)           (53)                 (6)              (27)
                                                                    ------           ----             -------            ------
    Expenses, Net                                                      479             32                 959               339
                                                                    ------           ----             -------            ------
Net Investment Income                                                   79             17                 371               133

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                    (3,198)          (357)              6,963            (6,155)
     Forward Foreign Currency Contracts                                 50             10                 463               159
     Foreign Currencies                                               (243)            --                 (26)               (4)
                                                                    ------           ----             -------            ------
     Net Realized Gain (Loss)                                       (3,391)          (347)              7,400            (6,000)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                       787            (90)            (21,247)            1,308
     Forward Foreign Currency Contracts                                 46             --                  --                --
     Foreign Currencies                                                (13)            --                   9                (1)
                                                                    ------           ----             -------            ------
     Net Change in Unrealized Appreciation/Depreciation                820            (90)            (21,238)            1,307
                                                                    ------           ----             -------            ------
Net Loss on Investments                                             (2,571)          (437)            (13,838)           (4,693)
                                                                    ------           ----             -------            ------
Net Decrease in Net Assets Resulting from Operations               ($2,492)         ($420)           ($13,467)          ($4,560)
                                                                    ======           ====             =======            ======


                       See Notes to Financial Statements.
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                  Strong Asia Pacific Fund                 Strong Foreign MajorMarkets Fund
                                         -------------------------------------------   -------------------------------------------
                                          Six Months                                     Six Months      Period         Year
                                            Ended       Period Ended    Year Ended         Ended         Ended          Ended
                                         June 30, 2001  Dec. 31, 2000  Oct. 31, 2000   June 30, 2001  Dec. 31, 2000  Oct. 31, 2000
                                         -------------  -------------  -------------   -------------  -------------  -------------
                                          (Unaudited)      (Note 1)                     (Unaudited)      (Note 1)
Operations:
  Net Investment Income (Loss)              $      79       ($   28)     ($   298)        $    17         ($  4)         ($  19)
  Net Realized Gain (Loss)                     (3,391)       (1,767)        3,678            (347)         (156)            (41)
  Net Change in Unrealized
    Appreciation/Depreciation                     820           332       (10,359)             90            60            (298)
                                            ---------       -------      --------         -------         -----          ------
  Net Decrease in Net Assets Resulting
    from Operations                            (2,492)       (1,463)       (6,979)           (420)         (100)           (358)

Distributions:
  From Net Investment Income                       --        (2,744)       (4,599)             --            --              (4)
  From Net Realized Gains                          --            --            --              --            --            (190)
                                            ---------       -------      --------         -------         -----          ------
  Total Distributions                              --        (2,744)       (4,599)             --            --            (194)

Capital Share Transactions:
  Proceeds from Shares Sold                   142,207        56,046       282,329           2,214           848           9,615
  Proceeds from Reinvestment of
    Distributions                                  --         2,629         4,359              --            --             191
  Payment for Shares Redeemed                (146,050)      (55,244)     (321,260)           (943)       (1,144)         (8,095)
                                            ---------       -------      --------         -------         -----          ------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions            (3,843)        3,431       (34,572)          1,271          (296)          1,711
                                            ---------       -------      --------         -------         -----          ------
Total Increase (Decrease) in Net Assets        (6,335)         (776)      (46,150)            851          (396)          1,159

Net Assets:
  Beginning of Period                          56,479        57,255       103,405           2,786         3,182           2,023
                                            ---------       -------      --------         -------         -----          ------
  End of Period                             $  50,144       $56,479      $ 57,255         $ 3,637        $2,786          $3,182
                                            =========       =======      ========         =======        ======          ======

Transactions in Shares of the Fund:
  Sold                                         21,029         7,262        28,032             243            86             786
  Issued in Reinvestment of Distributions          --           370           374              --            --              14
  Redeemed                                    (21,313)       (7,059)      (31,804)           (104)         (115)           (658)
                                               ------         -----        ------             ---           ---             ---
  Net Increase (Decrease) in Shares of
    the Fund                                     (284)          573        (3,398)            139           (29)            142
                                                =====          ====        ======             ===           ===             ===



                       See Notes to Financial Statements.
16

--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                               Strong International Stock Fund                     Strong Overseas Fund
                                         -------------------------------------------   -------------------------------------------
                                          Six Months                                     Six Months      Period          Year
                                            Ended       Period Ended    Year Ended         Ended         Ended           Ended
                                         June 30, 2001  Dec. 31, 2000  Oct. 31, 2000   June 30, 2001  Dec. 31, 2000  Oct. 31, 2000
                                         -------------  -------------  -------------   -------------  -------------  -------------
                                          (Unaudited)      (Note 1)                     (Unaudited)     (Note 1)
Operations:
   Net Investment Income (Loss)             $    371      ($    220)      ($ 1,199)       $   133        ($    92)     ($    126)
   Net Realized Gain (Loss)                    7,400          1,267         18,803         (6,000)         (4,152)       (10,141)
   Net Change in Unrealized
     Appreciation/Depreciation               (21,238)       (13,023)       (12,155)         1,307            (138)        (5,162)
                                            --------       --------       --------        -------         -------       --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations               (13,467)       (11,976)         5,449         (4,560)         (4,382)       (15,429)

Distributions From Net Investment Income         --              --             --             --              --             --

Capital Share Transactions:
   Proceeds from Shares Sold                 172,633         54,668        481,426         20,595           6,917        116,364
   Proceeds from Reinvestment of
     Distributions                                --             --             --             --              --             --
   Payment for Shares Redeemed              (176,829)       (55,156)      (476,376)       (26,950)         (6,482)       (63,466)
                                            --------       --------       --------        -------         -------       --------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions          (4,196)          (488)         5,050         (6,355)            435         52,898
                                            --------       --------       --------        -------         -------       --------
Total Increase (Decrease) in Net Assets      (17,663)       (12,464)        10,499        (10,915)         (3,947)        37,469

Net Assets:
   Beginning of Period                       110,452        122,916        112,417         40,773          44,720          7,251
                                            --------       --------       --------        -------         -------       --------
   End of Period                            $ 92,789       $110,452       $122,916        $29,858         $40,773       $ 44,720
                                            ========       ========       ========        =======         =======       ========

Transactions in Shares of the Fund:
   Sold                                       15,572          4,311         28,046          1,591             487          5,708
   Issued in Reinvestment of
     Distributions                                --             --             --             --              --             --
   Redeemed                                  (15,765)        (4,282)       (27,513)        (2,084)           (450)        (3,265)
                                              ------          -----         ------          -----             ---          -----
Net Increase (Decrease) in Shares of
  the Fund                                      (193)            29            533           (493)             37          2,443
                                              ======          =====         ======          =====             ===          =====

                       See Notes to Financial Statements.
                                                                              17

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -    Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund,
          Inc.(1))
     - Strong Foreign MajorMarkets Fund (a series of Strong International Equity Funds, Inc.(1))
     - Strong International Stock Fund (a series of Strong International Equity Funds, Inc.(1))
     - Strong Overseas Fund (a series of Strong International Equity Funds, Inc.(1))

     /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 2000, the Board of Directors of the Funds approved changing the Funds' fiscal year-end from October 31st to December 31st. Accordingly, the activity of the Funds are presented for the period from November 1, 2000 to December 31, 2000.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at June 30, 2001 which are either 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                           Aggregate    Aggregate    Percent of
                                             Cost       Fair Value   Net Assets
                                           ---------    ----------   ----------
          Strong International Stock Fund   $635,000     $635,000       0.7%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distribute any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Funds are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Funds are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

     (M) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the advisory agreements, are based on an annualized rate of 1.00% of the average daily net assets of the Funds. Based on the terms of the advisory agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the

     Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2001 is as follows:

                                           Payable to        Shareholder Servicing     Transfer Agency     Unaffiliated
                                           Advisor at         and Other Expenses           Banking           Directors'
                                         June 30, 2001         Paid to Advisor             Charges              Fees
                                         -------------       ---------------------     ---------------     -------------
     Strong Asia Pacific Fund              $12,338                $118,030                $2,491              $1,055
     Strong Foreign MajorMarkets Fund           --                  10,619                 1,414                 291
     Strong International Stock Fund        46,336                 234,205                 7,914               1,815
     Strong Overseas Fund                      932                  89,996                 2,178                 844

The Advisor owns 25% of Strong Foreign MajorMarkets Fund at June 30, 2001.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2001 were as follows:

                                                Purchases            Sales
                                               ------------       ------------
     Strong Asia Pacific Fund                  $ 38,940,056       $ 46,655,372
     Strong Foreign MajorMarkets Fund             4,496,324          3,438,370
     Strong International Stock Fund            122,419,262        127,911,039
     Strong Overseas Fund                        41,186,263         45,848,262

There were no purchases or sales of long-term government securities for the six months ended June 30, 2001.

6.   Income Tax Information

     At June 30, 2001, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                       Federal Tax     Unrealized        Unrealized     Net Appreciation/
                                           Cost       Appreciation      Depreciation     (Depreciation)
                                       -----------    ------------      ------------    -----------------
     Strong Asia Pacific Fund          $48,618,489      $3,383,544        $7,341,057       ($3,957,513)
     Strong Foreign MajorMarkets Fund    3,870,224          43,829           241,534          (197,705)
     Strong International Stock Fund    98,726,730         457,622         7,179,273        (6,721,652)
     Strong Overseas                    31,696,148         361,800         2,221,281        (1,859,481)

     At October 31, 2000 (the tax year-end of the Funds), the capital loss carryforwards (expiring in varying amounts through 2007) for federal income tax purposes for Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund were $3,069,001, $18,367, $40,932,613 and $9,790,767, respectively.

--------------------------------------------------------------------------------

7.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2001 is as follows:

                                              Balance of       Gross      Gross Sales   Balance of     Value    Dividend Income
                                             Shares Held     Purchases        and       Shares Held   June 30,   Jan. 1, 2001-
                                             Jan. 1, 2001  and Additions   Reductions  June 30, 2001    2001     June 30, 2001
                                             ------------  -------------  -----------  -------------  --------  ---------------
Strong International Stock Fund
--------------------------------
Connemara Green Marble Quarries PLC             50,800           --            --          50,800     $635,000         --
Connemara Green Marble Quarries PLC Warrants     8,000           --            --           8,000           --         --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                        Period Ended
                                                            --------------------------------------------------------------------
                                                            June 30,     Dec. 31,   Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/    2000/c/     2000    1999     1998     1997     1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $7.13    $7.79        $9.62    $5.43    $7.35   $9.51    $9.55
Income From Investment Operations:
  Net Investment Income (Loss)                                    --    (0.00)/(d)/  (0.19)    0.05     0.07    0.01     0.06
  Net Realized and Unrealized Gains (Losses) on Investments    (0.57)   (0.30)       (1.24)    4.14    (1.90)  (2.01)    0.31
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (0.57)   (0.30)       (1.43)    4.19    (1.83)  (2.00)    0.37
Less Distributions:
  From Net Investment Income                                      --    (0.36)       (0.40)      --    (0.07)  (0.01)   (0.06)
  In Excess of Net Investment Income                              --       --           --       --    (0.02)  (0.03)   (0.35)
  From Net Realized Gains                                         --       --           --       --       --   (0.10)      --
  In Excess of Net Realized Gains                                 --       --           --       --       --   (0.02)      --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             --    (0.36)       (0.40)      --    (0.09)  (0.16)   (0.41)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $6.56    $7.13        $7.79    $9.62    $5.43   $7.35    $9.51
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                 -8.0%    -3.8%       -16.2%   +77.2%   -25.1%  -21.5%    +3.8%
  Net Assets, End of Period (In Millions)                        $50      $56          $57     $103      $22     $30      $72
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor             2.0%*    2.0%*        1.7%     2.0%     2.0%    2.0%     2.0%
  Ratio of Expenses to Average Net Assets                       2.0%*    2.0%*        1.7%     1.7%     2.0%    2.0%     2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets   0.3%*   (0.3%)*      (0.3%)    0.2%     1.1%    0.1%     0.2%
  Portfolio Turnover Rate                                      87.4%    22.9%       181.5%   206.1%   192.9%   96.7%    91.4%


STRONG FOREIGN MAJORMARKETS FUND
------------------------------------------------------------------------------------------------------------

                                                                              Period Ended
                                                             -----------------------------------------------
                                                              June 30, Dec. 31, Oct. 31, Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/ 2000/c/   2000     1999     1998/e/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $9.78   $10.14   $11.78   $  9.31   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                  0.04    (0.01)   (0.06)     0.03    (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments    (1.26)   (0.35)   (0.52)     2.44    (0.68)
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (1.22)   (0.36)   (0.58)     2.47    (0.69)
Less Distributions:
  From Net Investment Income                                      --       --    (0.03)       --       --
  From Net Realized Gains                                         --       --    (1.03)       --       --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                             --       --    (1.06)       --       --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $8.56   $ 9.78   $10.14    $11.78   $ 9.31
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                -12.5%    -3.6%    -6.9%    +26.5%    -6.9%
  Net Assets, End of Period (In Millions)                         $4       $3       $3        $2       $1
  Ratio of Expenses to Average Net Assets Without Waivers
    and Absorptions                                             2.0%*    2.0%*    2.0%      2.0%     2.0%*
  Ratio of Expenses to Average Net Assets                       2.0%*    2.0%*    2.0%      2.0%     2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets   1.0%*   (0.8%)*  (0.6%)     0.2%    (0.5%)*
  Portfolio Turnover Rate                                     124.9%    23.6%   143.9%    144.5%    16.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(d) Amount calculated is less than $0.01.
(e) For the period from June 30, 1998 (inception) to October 31, 1998.

                       See Notes to Financial Statements.
22

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                                                   Period Ended
                                                     -----------------------------------------------------------------------

                                                      June 30,   Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                            2001(b)     2000(c)    2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $11.99      $13.38    $12.99   $  8.95    $11.99     $13.75    $13.03

Income From Investment Operations:
     Net Investment Income (Loss)                       0.04       (0.02)    (0.13)    (0.09)    0.00(d)    0.01      0.17
     Net Realized and Unrealized Gains
          (Losses) on Investments                      (1.74)      (1.37)     0.52      4.19      (2.48)   (0.69)     1.11
----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                  (1.70)      (1.39)     0.39      4.10      (2.48)   (0.68)     1.28

Less Distributions:
     From Net Investment Income                           --          --        --        --       0.00(d) (0.01)    (0.18)
     In Excess of Net Investment Income                   --          --        --     (0.06)     (0.30)   (0.26)    (0.38)
     From Net Realized Gains                              --          --        --        --      (0.26)   (0.81)       --
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                  --          --        --     (0.06)     (0.56)   (1.08)    (0.56)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $10.29      $11.99    $13.38    $12.99    $  8.95   $11.99    $13.75
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
     Total Return                                     -14.2%      -10.4%     +3.0%    +46.0%     -21.4%    -5.7%     +9.8%
     Net Assets, End of Period (In Millions)             $93        $110      $123      $112        $96     $180      $304
     Ratio of Expenses to Average Net Assets
          Without Waivers, Absorptions and Fees
          Paid Indirectly by Advisor                    2.0%*       1.7%*     1.6%      1.8%       1.9%     1.6%      1.7%
     Ratio of Expenses to Average Net Assets            2.0%*       1.7%*     1.6%      1.8%       1.9%     1.6%      1.7%
     Ratio of Net Investment Income (Loss)
           to Average Net Assets                        0.8%*      (1.1%)*   (0.7%)    (0.7%)     (0.1%)    0.5%      0.6%
     Portfolio Turnover Rate                          142.6%       12.8%    100.2%     84.9%     228.2%   143.7%    108.6%




STRONG OVERSEAS FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                                    -----------------------------------------------------
                                                                    June 30,   Dec. 31,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                           2001(b)    2000(c)    2000        1999     1998(e)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $13.66      $15.17     $14.37    $  8.20    $10.00

Income From Investment Operations:
     Net Investment Income (Loss)                                     0.05       (0.03)     (0.04)     (0.08)    (0.02)
     Net Realized and Unrealized Gains (Losses) on Investments       (1.73)      (1.48)      0.84       6.25     (1.78)
-------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                (1.68)      (1.51)      0.80       6.17     (1.80)

Less Distributions:
     From Net Investment Income                                         --          --         --         --        --
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                --          --         --         --        --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $11.98      $13.66     $15.17     $14.37     $8.20
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
     Total Return                                                   -12.3%      -10.0%      +5.6%     +75.2%    -18.0%
     Net Assets, End of Period (In Millions)                           $30         $41        $45         $7        $3
     Ratio of Expenses to Average Net Assets Without Waivers
          and Absorptions                                             2.0%*       1.9%*      1.8%       2.0%      2.0%*
     Ratio of Expenses to Average Net Assets                          2.0%*       1.9%*      1.7%       2.0%      2.0%*
     Ratio of Net Investment Income (Loss) to Average Net Assets      0.8%*      (1.3%)*    (0.3%)     (0.9%)    (0.7%)*
     Portfolio Turnover Rate                                        134.1%       12.8%     116.6%     106.4%     59.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(d)  Amount calculated is less than $0.01.
(e)  For the period from June 30, 1998 (inception) to October 31, 1998.

                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

Directors

   Richard S. Strong
   Willie D. Davis
   Stanley Kritzik
   Neal Malicky
   Marvin E. Nevins
   William F. Vogt


Officers

   Richard S. Strong, Chairman of the Board
   Elizabeth N. Cohernour, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   John W. Widmer, Treasurer
   Rhonda K. Haight, Assistant Treasurer


Investment Advisor

   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201


Distributor

   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201


Custodian

   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri  64105


Transfer Agent and Dividend-Disbursing Agent

   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201


Independent Accountants

   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


Legal Counsel

   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14443-0601


Strong Investments

P.O. Box 2936     Milwaukee, WI 53201
www.Strong.com



To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[LOGO APPEARS HERE]



                                                              SINT/WH2170  06-01